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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

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                                   FORM 8-K



                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 5, 2000
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                           CITIZENS FINANCIAL CORP.
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            (Exact name of registrant as specified in its charter)


          DELAWARE                        2-96144                55-0666598
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)


211 Third Street, Elkins, West Virginia                                26241
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(Address of principal executive offices)                             (Zip Code)


      Registrant's telephone number, including area code: (304) 636-4095
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        (Former name or former address, if changed since last report.)



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Item 5. Other Events

On September 5, 2000, Citizens National Bank of Elkins, a wholly-owned subsidiary of Citizens Financial Corp., received permission from the Office of the Comptroller of the Currency to establish a branch facility in Slatyfork, West Virginia. The branch will offer a full line of loan and deposit services, an ATM, two drive-in lanes and safe deposit boxes. Construction of the facility is scheduled to begin immediately. The total cost of the facility, including land, construction costs and banking equipment, is expected to approximate $794,000. The facility is expected to be open for business in November, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                        CITIZENS FINANCIAL CORP.

     September 5, 2000                         By /s/ Thomas K. Derbyshire
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           Date                                        Thomas K. Derbyshire
                                                             Treasurer